                                                                   EXHIBIT 10.37


                          REGISTRATION RIGHTS AGREEMENT

                               dated as of , 2005

                                      among

                              COPA HOLDINGS, S.A.,

                     CORPORACION DE INVERSIONES AEREAS, S.A.

                                       and

                           CONTINENTAL AIRLINES, INC.



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                                TABLE OF CONTENTS

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                                                                                            PAGE
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
SECTION 1. DEFINITIONS.......................................................................1
        1.1.   Defined Terms.................................................................1
        1.2.   General Interpretive Principles...............................................4

SECTION 2. REGISTRATION RIGHTS...............................................................4
        2.1.   Demand Registrations..........................................................4
        2.2.   Piggyback Registrations.......................................................6
        2.3.   Sales by CIASA to Independent Panamanians.....................................8
        2.4.   Registered Offerings of CIASA Shares other than Registrable Securities........9
        2.5.   Black-out Periods.............................................................9
        2.6.   No Inconsistent Agreements...................................................10
        2.7.   Registration Procedures......................................................10
        2.8.   Underwritten Offerings.......................................................14
        2.9.   Registration Expenses........................................................15
        2.10.  Rules 144 and 144A...........................................................16

SECTION 3. MISCELLANEOUS....................................................................16
        3.1.   Indemnification..............................................................16
        3.2.   Remedies.....................................................................19
        3.3.   Notices......................................................................20
        3.4.   Successors, Assigns and Transferees..........................................21
        3.5.   Recapitalizations, Exchanges, etc., Affecting Registrable Securities.........21
        3.6.   Governing Law; Arbitration...................................................22
        3.7.   Headings.....................................................................22
        3.8.   Severability.................................................................22
        3.9.   Amendment; Waiver............................................................23
        3.10.  Counterparts.................................................................23
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                                       i
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                          REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of , 2005, by and among Copa Holdings, S.A., a corporation (sociedad anonima) organized under the laws of the Republic of Panama (the "Company"), Corporacion de Inversiones Aereas, S.A., a corporation (sociedad anonima) organized under the laws of Panama ("CIASA"), and Continental Airlines, Inc., a corporation organized under the laws of the State of Delaware ("Continental"). Each of the Company, CIASA and Continental may be referred to as a "Party" and collectively they may be referred to as the "Parties".

                              W I T N E S S E T H:

            WHEREAS, the Company, CIASA and Continental have entered into an Underwriting Agreement, dated , 2005 (the "Underwriting Agreement"), among the Company, CIASA, Continental, and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the underwriters named therein (collectively, the "Underwriters"), pursuant to which the Underwriters are offering up to 8,050,000 Class A shares of the Company owned by Continental and 8,050,000 Class A shares of the Company owned by CIASA to investors as described in a registration statement on Form F-1 (File No. 333- ) filed by the Company with the SEC (as defined below) (the "Initial Public Offering");

            WHEREAS, in connection with the Initial Public Offering, the Company, CIASA and Continental entered into an Amended and Restated Shareholders Agreement, dated the date hereof (the "Shareholders Agreement");

            WHEREAS, immediately after the Initial Public Offering, Continental will continue to own up to 13,978,125 Class A shares of the Company and CIASA will continue to own 13,784,375 Class B shares of the Company and up to 1,050,000 Class A shares of the Company; and

            WHEREAS, in connection with the Amended and Restated Shareholders Agreement, the Company has agreed to provide the rights set forth in this Agreement;

            NOW, THEREFORE, in consideration of the foregoing and the mutual premises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

                            SECTION 1. DEFINITIONS.

            1.1. Defined Terms.

      As used in this Agreement, the following terms shall have the following meanings:

            "Adverse Disclosure" means public disclosure of material non-public information, disclosure of which, in the Board's good faith judgment, after consultation with independent outside counsel to the Company, (i) would be required to be made in any Registration Statement filed by the Company so that such Registration Statement would not be

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                                                                               2


false or misleading in any material respect; (ii) would not be required to be made at such time but for the filing or publication of such Registration Statement and (iii) the Company has a bona fide business purpose for not disclosing publicly.

            "Affiliates" has the meaning set forth in the Shareholders
Agreement.

            "Agreement" has the meaning set forth in the preamble hereto.

            "Board" means the Board of Directors or other supervisory committee or body of the Company or any other entity, as applicable.

            "Class A shares" means the Class A shares, no par value, of the Company.

            "Class B shares" means the Class B shares, no par value, of the Company.

            "Company" has the meaning set forth in the preamble hereto.

            "Company Sale" has the meaning set forth in Section 2.2(a).

            "Demand Notice" has the meaning set forth in Section 2.1(c).

            "Demand Registration" has the meaning set forth in Section 2.1(a).

            "Demand Registration Statement" has the meaning set forth in Section 2.1(a).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

            "Holder" means any holder of Registrable Securities who is a party hereto or who succeeds to rights hereunder pursuant to Section 3.4.

            "Law" means, as applicable, any and all (i) U.S. and foreign (including, without limitation, Panama) laws, ordinances, regulations, whether federal, provincial, state or local, (ii) codes, standards, rules, requirements and criteria issued under any U.S. or foreign (including, without limitation, Panama) laws, ordinances or regulations, whether federal, provincial, state or local and (iii) judgments.

            "NASD" means the National Association of Securities Dealers, Inc.

            "NYSE" means the New York Stock Exchange.

            "Offer" means an offer to persons in the United States to acquire Registrable Securities.

            "Panama" means the Republic of Panama.

            "Panamanian" means any person or entity constituting a "Panamanian" within the meaning of Section __ of the Company's by-laws.
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                                                                               3


            "Panamanian Law" means any statute, act, order, rule or regulation enacted by any Panamanian governmental authority or agency.

            "Panamanian Listing Authority" means the Comision Nacional de Valores of the Republic of Panama.

            "Party" and "Parties" have the meaning set forth in the recitals.

            "Permitted Transferees" or "Permitted Transfer" has the meaning set forth in Section 2.1 of the Shareholders Agreement.

            "Piggyback Registration" has the meaning set forth in Section
2.2(a).

            "Prospectus" means the prospectus included in any Registration Statement, including any preliminary Prospectus, all amendments and supplements to such prospectus, including post-effective amendments and all other material incorporated by reference in such prospectus.

            "Registrable Securities" means (i) with respect to Continental, up to 5,665,625 Class A shares of the Company held by Continental and by Holders that are Permitted Transferees of Continental, (ii) with respect to CIASA, up to 6,521,875 Class A or Class B shares of the Company held by CIASA and by Holders that are Permitted Transferees of CIASA and (iii) with respect to each of Continental and CIASA and their respective Permitted Transferees, any securities that may be issued or distributed or be issuable in respect of any Registrable Securities by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided that (a) the number of Class A shares constituting Registrable Securities shall be reduced by the number of Class A shares sold or otherwise transferred to a person that is not a Permitted Transferee permitted by Section 3.4, and the number of Class B shares constituting Registrable Securities shall be reduced by the number of Class B shares sold or otherwise transferred to a person that is not a Permitted Transferee permitted by Section 3.4; (b) the number of Registrable Securities shall be increased from time to time in accordance with Section 2.3 and 2.4; and (c) that any such Registrable Securities shall cease to be Registrable Securities to the extent (1) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement and/or Prospectus in each case in accordance with applicable laws or (2) such Registrable Securities have been distributed pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act or any other exemption from registration under applicable Law.

            "Registration" means registration with the SEC with respect to the Company's securities for offer and sale to the public under a Registration Statement. The term "Register" shall have a correlative meaning.

            "Registration Expenses" has the meaning set forth in Section 2.9.

            "Registration Statement" means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the

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                                                                               4


Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

            "Restricted Securities" means any shares of the Company held by CIASA or Continental that are not Registrable Securities.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

            "Shelf Registration Statement" means a "shelf" registration statement of the Company that covers certain shares of the Company described in
Section 2.3 on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

            "Underwritten Offering" means a Registration in which Registrable Securities of the Company are sold to an underwriter or underwriters for reoffering to the public or in which an underwriter or underwriters commit to acquire such securities if and to the extent they are not acquired by third parties.

            1.2. General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms "hereof," "herein" and similar terms refer to this Agreement as a whole (including the exhibits, schedules and disclosure statements hereto), and references herein to Sections refer to Sections of this Agreement.

                        SECTION 2. REGISTRATION RIGHTS.

            2.1. Demand Registrations.

            (a) Demand by Holders. Subject to the limitations set forth herein, so long as either is a Holder, Continental or CIASA may make a written request to the Company for Registration of all or part of the outstanding shares of Registrable Securities held by such Holder and any other Holders of Registrable Securities. Any such requested Registration shall hereinafter be referred to as a "Demand Registration." A request for a Demand Registration shall specify the aggregate amount of Registrable Securities to be Registered. The Company shall file as expeditiously as reasonably possible a Registration Statement relating to such

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                                                                               5


Demand Registration (a "Demand Registration Statement") and shall use its reasonable best efforts to file and effect the Registration under applicable Law.

            (b) Limitation on Demand Registrations. In no event shall the Company be required to effect and complete (i) more than two (2) Demand Registrations requested by each of Continental or CIASA pursuant to Section 2.1(a) (but subject to the Holders' right to request additional Demand Registrations pursuant to Section 2.1(f), 2.3(b) and 2.3(c)(iii)), (ii) more than one Demand Registration in any twelve-month period or (iii) any Demand Registration that would register the lesser of $50 million of the Shares and 5% of the total Shares of the Company; provided that if, subsequent to the last sale by a Holder of its Registrable Securities, the Company issues any Shares and, as a consequence of such issuance, such Holder's remaining Registrable Securities cease to constitute at least 5% of the total Shares of the Company, then the limitation set forth in this Section 2.1(b)(iii) shall not apply to one further Demand Registration by such Holder if such Holder would otherwise continue to have such right.

            (c) Notice of Demand to Other Holders. Promptly upon receipt of any request for a Demand Registration pursuant to Section 2.1(a) (but in no event more than 15 business days thereafter), the Company shall deliver a written notice of any such Registration request specifying the number of Registrable Securities requested to be registered and the intended method of distribution of the Registrable Securities (a "Demand Notice") to all other Holders of Registrable Securities, and the Company shall include in such Demand Registration all additional Registrable Securities of other Holders with respect to which the Company has received written requests for inclusion therein within 20 days after the date on which the Demand Notice has been delivered. All requests made pursuant to this Section 2.1(c) shall specify the class and aggregate amount of Registrable Securities to be registered.

            (d) Delay in Filing; Suspension of Registration. If the filing, initial effectiveness, publication or continued use of a Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing, publication or initial effectiveness of, or suspend use of, the Demand Registration Statement (a "Demand Suspension"); provided that such Demand Suspensions shall not extend for more than 90 days in any twelve-month period. Any Demand Suspension pursuant to this Section 2.1(d) shall not be effective unless each director and executive officer subject to Section 16(b) of the Exchange Act is prohibited from making purchases and sales during such Demand Suspension by reason of the existence of material non-public information that would trigger an Adverse Disclosure. In the case of a Demand Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately (i) notify the Holders upon the termination of any Demand Suspension, (ii) amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission therein and (iii) furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company represents that, as of the date hereof, it has no knowledge of any circumstance that would reasonably be expected to cause it to exercise its rights under this Section 2.1(d).

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                                                                               6


            (e) Underwritten Offering. If the Holder requesting the Demand Registration so elects, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering. If any offering pursuant to a Demand Registration involves an Underwritten Offering, such initiating Holder shall have the right to select the underwriter or underwriters to administer the offering; provided that such underwriter or underwriters shall be reasonably acceptable to the Company.

            (f) Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of Registrable Securities included in a Demand Registration informs the Company or the Holders of such Registrable Securities that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in (or during the time of) such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or on the market for the securities offered, then the number of Registrable Securities to be included in such Demand Registration shall be reduced and allocated as follows: (i) first, any securities that the Company proposes to sell and (ii) second, among the Holders in proportion to their respective equity ownership in the Company at the time of the offering. If, as a consequence of any such determination occurring during the final Demand Registration available to such Holder pursuant to Section 2.1(b)(i), the initiating Holder sells fewer Registrable Securities in such Demand Registration than such Holder requested to be included, such Holder shall be entitled to one additional Demand Registration.

            (g) Registration Statement Form. Registrations under this Section
2.1 shall be on such appropriate form of the SEC, (i) as shall be selected by the Company and as shall be deemed appropriate by counsel for the Company and
(ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in such Holders' requests for such Registration. Notwithstanding the foregoing, if, pursuant to a Demand Registration, (x) the Company proposes to effect Registration by filing a Registration Statement on Form F-3 (or any successor or similar short-form registration statement), (y) such Registration is in connection with an Underwritten Offering and (z) the managing underwriter or underwriters shall advise the Company in writing that, in its or their opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such Registration shall be effected on such other form.

            2.2. Piggyback Registrations.

            (a) Participation. If the Company at any time proposes to file or publish a Registration Statement under the Securities Act with respect to any offering of its securities for its own account or for the account of any other Persons (other than (i) a Registration under Section 2.1(a) pursuant to which notice is delivered pursuant to Section 2.1(c), (ii) pursuant to a registration right granted by the Company as part of a bona fide financing by the Company structured as a private placement of securities (other than common stock or warrants to purchase common stock) to be followed, within 270 days of the consummation thereof, by the filing of a registration statement with respect to such securities or (iii) a Registration on Form F-4 or S-8 or any similar or successor form to such Forms (such registration pursuant to clause (iii), a "Company Sale")), then, as soon as practicable (but in no event less than 30 days prior to the proposed date of filing or publishing, as the case may be, such Registration Statement), the

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                                                                               7


Company shall give written notice of such proposed filing to all Holders of Registrable Securities, and such notice shall offer the Holders of such Registrable Securities the opportunity, subject to Section 2.2(b), to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a "Piggyback Registration"). Pursuant and subject to Section 2.2(b), the Company shall include in such Registration Statement all such Registrable Securities with respect to which the Company has received written requests for inclusion within 20 days after the date on which the Company has delivered its written notice, including, if necessary, filing with the SEC a post-effective amendment or a supplement to such Registration Statement or the related Prospectus or any document incorporated therein by reference or filing any other required document or otherwise supplementing or amending such Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided that if at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, the Company shall determine for any reason not to Register or to delay Registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation, if any, under Section 2.9 to pay Registration Expenses in connection therewith) and
(ii) in the case of a determination to delay Registering, shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in Registering such other securities. If the offering pursuant to such Registration Statement is to be underwritten, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) must, and the Company shall make such arrangements with the underwriters so that each such Holder may, participate, subject to Section 2.2(b), in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) must, and the Company will make such arrangements so that each such Holder may, participate, subject to Section 2.2(b), in such offering on such basis. Each Holder of Registrable Securities shall be permitted to withdraw all or part of such Holder's Registrable Securities from a Piggyback Registration at any time prior to the Company's request for acceleration of the effective date thereof.

            (b) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of a class of Registrable Securities included in a Piggyback Registration informs the Company or the Holders of such class of Registrable Securities that, in its or their opinion, the number of securities of such class which such Holders and any other Persons intend to include in such offering exceeds the number which can be sold in (or during the time of) such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or on the market for the securities offered, then the number of securities to be included in such Registration as so determined by the managing underwriter or underwriters (the "Included Securities") shall be allocated as follows: (i) first, any securities that the Company proposes to sell; (ii) second, among the Holders in proportion to their respective equity ownership in the Company at the time of the offering.

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                                                                               8


            2.3. Sales by CIASA to Independent Panamanians. (a) If at any time CIASA or Permitted Transferees of CIASA shall sell Class B shares to a Panamanian who is not a Permitted Transferee (an "Independent Panamanian") and immediately after giving effect thereto CIASA, together with its Permitted Transferees, collectively beneficially own fewer than 19.0% but greater than 10.0% of the total outstanding shares of the Company, the number of Registrable Securities held by Continental shall be increased by (i) if CIASA, together with its Permitted Transferees, collectively beneficially owned 19.0% or more of the total outstanding shares of the Company immediately before such sale to an Independent Panamanian, a number of Class A shares equal to the difference between the number of shares representing 19.0% of the total outstanding shares of the Company and the number of Class B shares held by CIASA and its Permitted Transferees after such sale and (ii) if CIASA, together with its Permitted Transferees, collectively beneficially owned less than 19.0% of the total outstanding shares of the Company immediately before such sale to an Independent Panamanian, a number of Class A shares equal to the number of Class B shares sold by CIASA or its Permitted Transferee to Independent Panamanians.

            (b) If at any time CIASA or Permitted Transferees of CIASA shall sell Class B shares to an Independent Panamanian and immediately after giving effect thereto CIASA and Permitted Transferees of CIASA collectively beneficially own less than 10.0% of the total outstanding shares of the Company,
(i) the total number of Registrable Securities held by Continental shall be increased to include all Class A shares then owned by Continental, (ii) Continental may sell any Shares that become Registrable Securities pursuant to this Section 2.3(b) pursuant to the Shelf Registration Statement described in
Section 2.2(c) below and (iii) the number of Demand Registrations that Continental has a right to request pursuant to Section 2.1 shall increase by one.

            (c) CIASA and the Company agree that:

                  (i) At such time as CIASA or a Permitted Transferee of CIASA enters into serious negotiations to sell such number of Class B shares to an Independent Panamanian that would result in CIASA and Permitted Transferees of CIASA collectively beneficially owning less than 19.0% of the total outstanding shares of the Company, CIASA shall use its reasonable best efforts to cause the Company, and the Company shall use its reasonable best efforts, to file as soon as possible a Shelf Registration Statement providing for the registration of a number of Registrable Securities held by Continental equal to the increased number of Restricted Securities that shall be become Registrable Securities pursuant to Sections 2.3(a) or (b), as the case may be, and such other securities as the Company may deem appropriate and to have such Shelf Registration Statement declared effective by the SEC.

                  (ii) The Company agrees to use its reasonable best efforts to keep any Shelf Registration Statement required under Section 2.3(c) continuously effective until all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the "Shelf Effectiveness Period"). The Company further agrees to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules,

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                                                                               9


            regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable.

                  (iii) If any Shelf Registration Statement required by this
            Section 2.3(c), (i) has not been declared effective within 75 days of the consummation of the triggering sale to an Independent Panamanian contemplated by Section 2.3(a) or 2.3(b) or (ii) becomes effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable, in each case during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 75 days (whether or not consecutive) in any 12-month period, then the number of Demand Registrations that Continental has a right to request pursuant to
            Section 2.1 shall be increased by one.

                  (iv) If CIASA sells any of its Class B shares to an
            Independent Panamanian under circumstances that require the Company to file the Shelf Registration Statement pursuant to this Section 2.3, then Continental may use the Shelf Registration Statement at any time to sell such increased number of Registrable Securities as were granted pursuant to this Section 2.3.

            2.4. Registered Offerings of CIASA Shares other than Registrable Securities. In addition to the rights granted to Continental by Section 2.2, if at any time the Company proposes to file a Registration Statement with respect to Restricted Securities held by CIASA, then, as soon as practicable (but in no event less than 20 days prior to the proposed date of filing such Registration Statement), the Company shall give written notice of such proposed filing to Continental and shall offer Continental the opportunity to register under such Registration Statement such number of Restricted Securities held by Continental equal to the number of CIASA's Restricted Securities that are proposed to be registered under such Registration Statement. Continental may, however, in lieu of exercising its rights to include Restricted Securities in the Registration Statement described in the first sentence of this Section 2.4, elect in writing (prior to the filing of the relevant Registration Statement) to increase the number of Continental's Registrable Securities upon consummation of the proposed sale of shares by CIASA by a number of Class A shares equal to the number of shares which are actually sold by CIASA pursuant to such Registration Statement. If Continental so elects to increase the number of Registrable Securities, such Registrable Securities shall be subject to the procedures described in Section 2.3(d) of the Shareholders Agreement relating to Permitted Block Trades.

            2.5. Black-out Periods.

            (a) The Company shall not be obligated to file any Registration Statement pursuant to Section 2.1 during the period (A) commencing with the date on which either (1) the Company previously received a request to file a Registration Statement pursuant to Section 2.1 or (2) the Company, pursuant to
Section 2.2 or 2.4, previously or simultaneously notified the

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                                                                              10


Holders of Registrable Securities of its intention to file a Registration Statement (in either case, such Registration Statement being hereinafter referred to as the "Preceding Registration Statement") and (B) ending with the earliest of (1) if such Preceding Registration Statement has not become effective, 180 days following the filing of such Preceding Registration Statement, (2) if such Preceding Registration Statement has not been filed, 270 days after notification of intention to file, (3) if such Preceding Registration Statement has become effective, 180 days after such Preceding Registration Statement has become effective (subject to any period (which shall not exceed 120 days) after such Preceding Registration Statement becomes effective, which the managing Underwriter has designated as the minimum period during which the Company and the Holders shall not engage in any new registered offerings) and
(4) the date of abandonment by the Company of its intention to file such Preceding Registration Statement or the date of withdrawal of the request under
Section 2.1 by the Party making the request.

            2.6. No Inconsistent Agreements. Except for the Underwriting Agreement, the Company is not currently a party to any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities by this Agreement. No other registration rights have been granted or will be granted in connection with the Initial Public Offering.

            2.7. Registration Procedures.

            (a) In connection with the Company's Registration obligations under Sections 2.1, 2.2 and 2.3, the Company will use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities by the Holders in accordance with the intended method or methods of distribution thereof under the Securities Act, or other applicable Law, as expeditiously as reasonably practicable, and in connection therewith the Company will:

            (i) (A) prepare the required Registration Statement, Prospectus or other applicable required registration and/or listing documents including all exhibits and financial statements required under applicable law to be filed therewith (such documents, collectively "Registration Documents"), and such Registration Documents shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and all information reasonably requested by the lead managing Underwriter or sole Underwriter, if applicable, to be included therein, (B) use its reasonable best efforts to cause such Registration Statement to become effective and remain effective, (C) use its reasonable best efforts to not take any action that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, and (D) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Before filing a Registration Statement or publishing a Prospectus or any other applicable registration documents, or any amendments or supplements thereto, furnish to the underwriters, if any, and to the Holders of the Registrable Securities covered by such

Registration Statement, copies of all documents filed with an applicable regulatory authority in conformity with the requirements of the Securities Act or any other applicable Law;

            (ii) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be necessary to keep such Registration effective for the period of time required by this Agreement;

            (iii) notify the participating Holders of Registrable Securities and the managing underwriter or underwriters, if any, and furnish to each Holder of Registrable Securities and to each underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of the relevant documents including the Prospectus, any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

            (iv) use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

            (v) on or prior to the date on which the applicable Registration Statement is declared effective or is published, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders of Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "Blue Sky" laws of each state of the United States and other jurisdiction as any such selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

            (vi) cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

            (vii) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

            (viii) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an

Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which counsel and opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;

            (ix) in the case of an Underwritten Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Holders of Registrable Securities included in such Registration, a comfort letter from the Company's independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

            (x) cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

            (xi) provide and cause to be maintained in the United States or Panama, as applicable, a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

            (xii) cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company's securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company's securities are then quoted;

            (xiii) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the majority of the Holders of each class of Registrable Securities covered by the applicable Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility pursuant to the requirements of applicable Law; and

            (xiv) (A) within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Holders of Registrable Securities and to counsel to such Holders and to the underwriter or underwriters of an Underwritten Offering of Registrable Securities, if any; and

                  (B) if reasonably requested by any Holder selling Registrable Securities pursuant to a Registration Statement, as promptly as reasonably practicable, incorporate in a

Prospectus supplement or post-effective amendment to such Registration Statement such information as such Holder shall, on the basis of a written opinion of nationally recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment as required by applicable law; provided that the Company shall not be required to take any actions under this Section 2.7(xiv)(B) that are not, in the reasonable opinion of counsel for the Company, required by applicable law; and fairly consider such other reasonable changes in any such document prior to or after the filing thereof as the counsel to the Holders or the underwriter or the underwriters may request and not file any such document in a form to which Holders of a majority of the Registrable Securities being sold by all Holders in such offering or any underwriter shall reasonably object; and make such of the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities being registered or any underwriter available for discussion of such document;

                  (C) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus, provide copies of such document to counsel for the Holders; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Holders or such underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document; and

            (xv) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall meet the requirements of the Securities Act.

            (b) The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Holder of Registrable Securities agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

            (c) The Company shall advise each of the Holders and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii) through (v) of this Section 2.7(c) shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

            (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

            (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

            (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

            (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

            (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (d) Each Holder agrees that, upon receipt of any notice from the Company pursuant to Section 2.7(c)(ii) through (v), such Holder will discontinue disposition of any Registrable Securities until such Holder's receipt of copies of a supplemental or amended prospectus or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or receives Advice.

            2.8. Underwritten Offerings.

            (a) Underwriting Agreements. If requested by the underwriters for any Underwritten Offering, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, and the underwriters. Such agreement shall contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities generally to the effect and to the extent of those provided in Section 3.1. The Holders of any Registrable Securities to be included in any Underwritten Offering by such underwriters shall enter into such underwriting agreement at the request of the Company. The Holders of Registrable Securities to be distributed by such Underwriters shall be parties to such Underwriting Agreement and may, at their option, require that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for the benefit of such Holders and any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. No Holder shall be required in any such underwriting agreement to make any representations or warranties to, or agreements with, the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities, such Holder's intended method of distribution and any representations required by law.

            (b) Participation in Underwritten Registrations. No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

            (c) Piggyback by Holders in Underwritten Primary Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more Underwriters, then the Holders of Registrable Securities to be distributed by such Underwriters pursuant to Piggyback Rights shall be parties to the Underwriting Agreement between the Company and such Underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law.

            (d) Holdback Agreements. (i) Each Holder of Registrable Securities agrees, if so required by the managing Underwriter, that it will agree to "Holdbacks" to the extent that (A) such Holdbacks apply to the Company and Holders of all other Registrable Securities on equal or more restrictive terms and (B) such Holdbacks were limited to one hundred eighty (180) days after any underwritten registration pursuant to Section 2.1 or 2.2 has become effective or after any sale under a Registration Statement required by Section 2.3. For the purpose of this Agreement, to "Holdback" is to refrain from selling, making any short sale of, loaning, granting any option for the purchase of, effecting any public sale or distribution of or otherwise disposing of any securities of the Company, except as part of such underwritten registration, whether or not such holder participates in such registration. Each Holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce such Holdbacks.

            (i) The Company agrees (A) if so required by the managing Underwriter, that it would be subject to the same Holdbacks as the holders of Registrable Securities, except pursuant to registrations on Form F-4, S-8, S-14 or S-15 or any successor or similar forms thereto, and (B) to cause each holder of its securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree to such Holdbacks.

            2.9. Registration Expenses. In the case of the first two Demand Registrations under this Agreement, 50% of the Company's expenses incident to the Company's performance of or compliance with this Agreement will be paid by the Company and the remaining 50% will be paid ratably by all Holders in proportion to the number of their respective Registrable or Restricted Securities, as the case may be, that are included in such Registration; provided that Continental shall have initiated at least one of such Registrations. In the case of all Registrations other than the first two Demand Registrations, all such expenses shall be paid ratably by all Holders (including the Company) in proportion to the number of their respective Registrable or Restricted Securities, as the case may be, that are included in such Registration. The expenses incident to the Company's performance of or compliance with this Agreement, include, without limitation,
(i) all fees and expenses (other than registration and filing fees) associated with filings required to be made with the SEC, the NASD, the NYSE or the Panamanian Listing Authority, (ii) all fees and expenses in connection with compliance with state securities or "Blue Sky" laws, (iii) all translating, printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company or other similar depository institution and of printing prospectuses),
(iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance); (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses (other than listing fees) incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all applicable rating agency fees with respect to the Registrable Securities and (viii) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration. Notwithstanding the foregoing, the Company shall not be required to pay, or reimburse any person for, any (i) registration or filing fees associated with filings required to be made with any governmental or listing authority or (ii) fees and disbursements of underwriters or the Holders (including the fees of their respective counsel). Any expenses not payable by the Company shall be paid by the Holders of Registrable Securities in proportion to their number of Registrable Securities included in such Registration.

            2.10. Rules 144 and 144A.

            The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this
Section 2.10.

                           SECTION 3. MISCELLANEOUS.

            3.1. Indemnification.

            (a) Indemnification by Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Securities, its Affiliates and their respective partners, officers, directors, shareholders, employees and advisors and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, claims, damages, liabilities, judgments (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a "Loss" and collectively "Losses") arising out of or based upon (A) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, (C) any other violation by the Company of the Securities Act, the Exchange Act or any state securities law or of any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company and relating to any action or inaction required of the Company in connection with any registration of Registrable Shares, or (D) any violation or alleged violation of the securities Law of Panama; provided that the Company shall not be liable to any particular indemnified party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in any such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof, provided further that the Company shall not be liable to any Person who participates as an Underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such Underwriter within the meaning of the Securities Act, in any such case to the extent that any such Losses arise out of such Person's failure to send or give a copy of the final Offering Document, as the same may be then supplemented or amended, within the time required by the Securities Act or other applicable foreign securities Laws to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final Offering Document. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder.

            (b) Indemnification by the Selling Holder of Registrable Securities. Each selling Holder of Registrable Securities agrees (severally and not jointly) to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) from and against any Losses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is made in reliance upon and in conformity with information furnished in writing by such selling Holder to the Company specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder under the sale of the Registrable Securities giving rise to such indemnification obligation. Each Holder also shall indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company.

            (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld; provided that an indemnifying party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnifying party other than financial obligations for which such indemnified party will be indemnified hereunder. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such indemnified party or parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnified party or parties, (y) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

            (d) Contribution. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 3.1 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by paragraphs (a) and (b) of this Section 3.1, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information concerning the matter with respect to which the claim was asserted and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 3.1(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this
Section 3.1(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.1(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 3.1, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 3.1(a) and 3.1(b) without regard to the relative fault of said indemnifying parties or indemnified party.

            3.2. Remedies. It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including, without limitation, specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. In addition, in the case of a material breach of this Agreement, CIASA or Continental, as applicable, shall have the rights to terminate the Alliance Agreement or the Services Agreement as described in and in accordance with those agreements.

            3.3. Notices. All notices, other communications or documents provided for or permitted to be given hereunder, shall be made in writing and shall be given either personally by hand-delivery, by facsimile transmission, or by air courier guaranteeing overnight delivery:

            (a) if to the Company or to CIASA:

                Copa Holdings, S.A.
                Avenida Justo Arosmena y Calle 39
                Panama 1
                Panama
                Facsimile: +507 227-1952
                Attention: Pedro Heilbron

                with copies to:

                Galindo, Arias y Lopez
                Edif. Omanco
                Apartado 8629
                Panama 5
                Panama
                Facsimile: +507 263-5335
                Attention: Jaime A. Arias C.
                and to:

                Simpson Thacher & Bartlett LLP
                725 Lexington Ave.
                New York, New York 10017
                United States of America
                Facsimile: (212) 445-2502
                Attention: David L. Williams

            (b) if to Continental:

                Continental Airlines, Inc.
                1600 Smith Street
                Houston, Texas 77002
                United States of America
                Facsimile: (713) 324-3099
                Attention: Senior Vice President - Asia/Pacific and
                           Corporate Development

                with copies to:

                Continental Airlines, Inc.
                1600 Smith Street
                Houston, Texas 77002
                United States of America
                Facsimile: (713) 324-5161
                Attention: Senior Vice President and General Counsel

            Each Holder, by written notice given to the Company in accordance with this Section 3.3 may change the address to which notices, other communications or documents are to be sent to such Holder. All notices, other communications or documents shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) when receipt is acknowledged in writing by addressee, if by facsimile transmission and (iii) on the first business day with respect to which a reputable air courier guarantees delivery; provided that notices of a change of address shall be effective only upon receipt.

            3.4. Successors, Assigns and Transferees.

            The provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the respective successors and assigns of Continental and CIASA; provided that the benefit of this Agreement may not be assigned or transferred in whole or in part by Continental or CIASA without the prior written consent of the other Party unless such assignment or transfer is by a Party to a Permitted Transferee and such Permitted Transfer is made in accordance with the terms of Section 2.1 of the Shareholders Agreement; and provided, further, that no such assignment shall be binding upon or obligate the Company to any such Permitted Transferee unless and until the Company shall have received (i) notice of such assignment as herein provided, (ii) a written agreement by the assigning or transferring party, in form and substance reasonably satisfactory to the Company, to remain bound by the terms of this Agreement and (iii) a written agreement of the Permitted Transferee, in form and substance reasonably satisfactory to the Company, to be bound by the terms of this Agreement.

            3.5. Recapitalizations, Exchanges, etc., Affecting Registrable Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

            3.6. Governing Law; Arbitration.

            (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THE STATE.

            (b) (i) Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered in accordance with the International Arbitration Rules of the International Chamber of Commerce Court of International Arbitration (the "ICC"). Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

            (ii) The number of arbitrators shall be three, one of whom shall be appointed by each of the parties and the third of whom shall be selected by mutual agreement, if possible, within 30 days of the selection of the second arbitrator and thereafter by the ICC (in which case the third arbitrator shall not be a citizen of Panama or the United States) and the place of arbitration shall be Miami, Florida. The language of the arbitration shall be English, but documents or testimony may be submitted in any other language if a translation is provided.

            (iii) The arbitrators will have no authority to award punitive damages or any other damages not measured by the prevailing party's actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms of the Agreement.

            (iv) Either party may make an application to the arbitrators seeking injunctive relief to maintain the status quo until such time as the arbitration award is rendered or the controversy is otherwise resolved. Either party may apply to any court having jurisdiction hereof and seek injunctive relief in order to maintain the status quo until such time as the arbitration award is rendered or the controversy is otherwise resolved.

            3.7. Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

            3.8. Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained therein.

            3.9. Amendment; Waiver.

            (a) This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by the Company, the Holders of a majority of Registrable Securities then outstanding and, so long as they are Holders, Continental and CIASA. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment, modification, waiver or consent authorized by this
Section 3.9(a), whether or not such Registrable Securities shall have been marked accordingly.

            (b) The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

            3.10. Counterparts. This Agreement may be executed in any number of separate counterparts and by the parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.

                                    COPA HOLDINGS, S.A.


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:



                                    CORPORACION DE INVERSIONES AEREAS, S.A.


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:



                                    CONTINENTAL AIRLINES, INC.


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title: